                                                                    EXHIBIT 3.13

                             Certificate No. 6595
                                         --------

                               STATE OF ILLINOIS

                                   OFFICE OF

                            THE SECRETARY OF STATE

                                    [LOGO]


     TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

WHEREAS, ARTICLES OF INCORPORATION, duly signed and verified of DU PAGE DIALYSIS, LTD. incorporated under the laws of the State of ILLINOIS have been filed in the Office of the Secretary of State as provided by The "Business Corporation Act" of Illinois, in force July 13, A.D. 1933.


Now Therefore, I, ALAN J. DIXON, Secretary of State of the State of Illinois by virtue of the powers vested in me by law, do hereby issue this certificate and attach thereto a copy of the Application of the aforesaid corporation.

     IN TESTIMONY WHEREOF, Thereto set my hand and cause to be affixed the
                                             Great Seal of the State of
                                             Illinois, Done at the City of
                                             Springfield, this 30th day of April
                (SEAL) A.D. 1979 and of the Independence of the United States the two hundred and 3rd


                                                  /s/ Alan J. Dixon
                                             -----------------------------------
                                                       SECRETARY OF STATE

                                 FORM B C A-47

      BEFORE ATTEMPTING TO EXECUTE THESE BLANKS BE SURE TO READ CAREFULLY
                     THE INSTRUCTIONS ON THE BACK THEREOF.

                  (THESE ARTICLES MUST BE FILED IN DUPLICATE)

                                                --------------------------------
                                                (Do note write in this space)
STATE OF ILLINOIS,                     )        Date Paid          4/30/79
                                       )ss.     Initial License Fee $  .50
                                       )        Franchise Tax       $31.25
COOK           COUNTY _______________  )        Filing Fee          $75.00

TO ALAN J. DIXON, Secretary of State            Clerk  /s/ JP      $106.75
                                                --------------------------------

The undersigned,

--------------------------------------------------------------------------------
                                                            Address
  Name                           Number          Street       City    State
--------------------------------------------------------------------------------

LUIS E. CESPEDES, M.D.         79 W. Monroe, Suite 700, Chicago, Il.60603

--------------------------------------------------------------------------------

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

being one or more natural persons of the age of twenty-one years or more or a corporation, and having subscribed to shares of the corporation to be organized pursuant hereto, for the purpose of forming a corporation under "The Business Corporation Act" of the State of Illinois, do hereby adopt the following Articles of Incorporation:

                                  ARTICLE ONE

The name of the corporation hereby incorporated is: DU PAGE DIALYSIS, LTD.


                                  ARTICLE TWO

The address of its initial registered office in the State of Illinois is: Suite 700, 79 W. Monroe Street, in the City of Chicago (60603) County of Cook and the
                                                 (Zip Code)
name of its initial Registered Agent at said address is: Bernard Kleinman


                                 ARTICLE THREE

The duration of the corporation is:  perpetual

                                 ARTICLE FOUR

The purpose or purposes for which the corporation is organized are:

     MEDICAL CORPORATION: To own, operate and maintain an establishment for the study, diagnosis and treatment of human ailments and injuries, whether physical or mental and to promote medical, surgical and scientific research and knowledge, specializing in nephrology and dialysis; provided, that medical or surgical treatment, consultation or advice may be given by employees of the corporation only if they are licensed pursuant to the Medical Practice Act.



                                 ARTICLE FIVE

PARAGRAPH 1: The aggregate number of shares which the corporation is authorized to issue is 100,000, divided into one classes. The designation of each class, the number of shares of each class, and the par value, if any, of the shares of each class, or a statement that the shares of any class are without par value, are as follows:

                     Series       Number of      Par value per share of statement that shares
     Class          (If any)       Shares                  are without par value
      Common         None         100,000                          $1.00

PARAGRAPH 2: The preferences, qualifications, limitations, restrictions, and the special or relative rights in respect of the shares of each class are:

                                     None

                                  ARTICLE SIX

     The class and number of shares which the corporation proposes to issue without further report to the Secretary of State, and the consideration (expressed in dollars) to be received by the corporation therefor, are:

                                                       Total consideration to be
     Class of shares         Number of shares               received therefor:
        Common                   1,000                      $ 1,000.00
                                                            $



                                 ARTICLE SEVEN


     The corporation will not commence business until at least one thousand dollars has been received as consideration for the issuance of shares.


                                 ARTICLE EIGHT

     The number of directors to be elected at the first meeting of the shareholders is: Four (4)


                                 ARTICLE NINE

PARAGRAPH 1: It is estimated that the value of all property to be owned by the corporation for the following year wherever located will be $______

PARAGRAPH 2: It is estimated that the value of the property to be located within the State of Illinois during the following year will be $_______

PARAGRAPH 3: It is estimated that the gross amount of business which will be transacted by the corporation during the following year will be $______

PARAGRAPH 4: It is estimated that the gross amount of business which will be transacted at or from places of business in the State of Illinois during the following year will be $______


     NOTE: If all the property of the corporation is to be located in this State and all of its business is to be transacted at or from places of business in this State, or if the incorporators elect to pay the initial franchise tax on, the basis of its entire stated capital and paid-in surplus, then the information called for in Article Nine need not be stated.

                           /s/ Luis E. Cespedes, M.D.
                        --------------------------------
                           LUIS E. CESPEDES, M.D.
                        --------------------------------
                        --------------------------------
                        --------------------------------   } Incorporators
                        --------------------------------
                        --------------------------------
                        --------------------------------


     NOTE: There may be one or more incorporators. Each incorporator shall be either a corporation, domestic or foreign, or a natural person of the age of twenty-one years or more. If a corporation acts as incorporator, the name of the corporation and state of incorporation shall be shown and the execution must be by its President or Vice-President and verified by him, and the corporate seal shall be affixed and attested by its Secretary or an Assistant Secretary.


                            OATH AND ACKNOWLEDGMENT

STATE OF ILLINOIS   )
                    ) ss.
  COOK County       )


     I, NANCY PATRICK, A Notary Public, do hereby certify that on the 22 day of March 1979 LUIS E. CESPEDES, M.D. personally appeared before me and being first duly sworn by me acknowledged the signing of the foregoing document in the respective capacities therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year above written.


     Place
(NOTARIAL SEAL                                    /s/ Nancy Patrick
                                             ----------------------------
     Here                                           Notary Public



                                 FORM B C A-47

================================================================================

                           ARTICLES OF INCORPORATION



________________________________________________________________________________

================================================================================

The following fees are required to be paid at the time of issuing Certificate of
Incorporation: Filing fee $75.00; Initial license fee of 50c per $1,000.00 or 1/20th of 1% of the amount of stated capital and paid-in surplus the corporation proposes to issue without further report (Article Six): Initial franchise tax of 1/10th of 1% of the issued, as above noted. However, the minimum initial franchise tax is $25.00 and varies monthly on $25,000, or less, as follows:
January, $37.50; February, $35.42; March, $33.33; April, $31.25; May, $29.17;
June, $27.08; July, $25.00; August, $22.92; September, $20.83; October, $18.75;
November, $16.67; December, $14.58; (See Sec. 133 BCA).

In excess of $25,000, the franchise tax per $1,000.00 is as follows: Jan., $1.50; Feb., 1,4167; March, 1.3334; April, 1.25; May, 1.1667; June, 1.0834;
July, 1.00; Aug., .9167; Sept., .8334; Oct., .75; Nov., .6667; Dec., .5834.

All shares issued in excess of the amount mentioned in article Six of this application must be reported within 60 days from date of issuance thereof, and franchise tax and license fee paid thereon; otherwise, the corporation is subject to a penalty of 1% for each month on the amount until reported and subject to a fine of not to exceed $500.00.

The same fees are required for a subsequent issue of shares except the filing fee is $1.00 instead of $75.00.


                                                              /s/ Allan J. Dixon
                                                              Secretary of State

================================================================================

File Number 5173-474-2


                               STATE OF ILLINOIS
                                   OFFICE OF
                            THE SECRETARY OF STATE

WHEREAS, ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF DU PAGE DIALYSIS, LTD. INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.


Now Therefore, I George H. Ryan, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach a copy of the Application of the aforesaid corporation.

     IN TESTIMONY WHEREOF, I hereto set my hand and cause to be affixed the
                         Great Seal of the State of Illinois at the City of
     [SEAL] Springfield this 9TH day of APRIL A.D. 1996 and of the Independence of the United States the two hundred and 20th.

                                                       /s/ George H. Ryan

                                                       Secretary of State

Form BCA-10.30                ARTICLES OF AMENDMENT

(Rev. Jan. 1995)                                       File # D5173-474-2
--------------------------------------------------------------------------------

George H. Ryan                                         SUBMIT IN DUPLICATE
Secretary of State
Department of Business Services                        This space for use by
Springfield, IL 62756                                  Secretary of State
Telephone (217) 782-1832
-------------------------------                        Date 4-9-96

Remit payment in check or money                        Franchise Tax  $
order, payable to "Secretary of                        Filing Fee*    $ 25.00
State."                                                Penalty        $
                                    GEORGE H. RYAN
*The filing fee for articles of    SECRETARY OF STATE  Approved:
amendment - $25.00

--------------------------------------------------------------------------------

1.   CORPORATE NAME:     DuPage Dialysis, Ltd.
                    ------------------------------------------------------------
                                                                        (Note 1)

2.   MANNER OF ADOPTION OF AMENDMENT:

          The following amendment of the Articles of Incorporation was adopted on 3-23, 1995 in the manner indicated below. ("X" one box only)

     [_] By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected;

                                                                        (Note 2)

     [_] By a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;

                                                                        (Note 2)

     [_] By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;

                                                                        (Note 3)

     [_] By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;

                                                                        (Note 4)

     [_] By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;

                                                                   (Notes 4 & 5)

     [X] By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.

                                                                        (Note 5)

3.   TEXT OF AMENDMENT:

     a. When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments.

          Article 1:  The name of the corporation is:

________________________________________________________________________________
                                  (NEW NAME)

                All changes other than name, include on page 2
                                    (over)

                               TEXT OF AMENDMENT


     b. (If amendment affects the corporate purpose, the amended purpose is required to be set forth in its entirety. If there is not sufficient space to do so, add one or more sheets of this size.)

RESOLVED, that Article Four of the Articles of Incorporation is hereby amended to read as follows:

     "The purpose or purposes or which the corporation is organized are:

     To maintain and conduct any and every kind of sales, distribution, leasing, investment, and service business; to manufacture, process, fabricate, rebuild, service, invest in, purchase, sell, lease or otherwise dispose of and generally deal in and with raw materials, products, wares, goods, merchandise and real and personal property, both tangible and intangible, of every kind and description; to make investments of every kind and nature; and to provide services of every kind and character. To aquire, own, use, convey and otherwise dispose of and deal in real property."

     The corporation elects to be governed by the Business Corporation Act and will not engage in the practice of medicine.

4. The manner, if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (If not applicable, insert "No change")


               No change

5. (a) The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert "No change")


               No change

          (b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert "No Change")


               No change

                                              Before Amendment   After Amendment

                           Paid-in Capital    $_________         $_________


               (COMPLETE EITHER ITEM 6 OR 7 BELOW. ALL SIGNATURES MUST BE IN BLACK INK.)
               ---------

6. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties or perjury, that the facts stated herein are true.

     Dated             3-23           1996        DuPage Dialysis, Ltd.
            ------------------------,   --        ------------------------------
                                                  (Exact Name of Corporation &
                                                    state of execution

     attested by    /s/ L E Cespedes MD           by      /s/ Paul Balter
                --------------------------           ---------------------------
               (Signature of Secretary or            (Signature of President or
                Assistant Secretary                   Vice President
               Luis E. Cespedes, M.D., Secy.        Paul Balter, M.D., President
              ------------------------------      ------------------------------
            (Type or Print Name and Title)        (Type or Print Name and Title)

7. If amendment is authorized pursuant to Section 10.10 and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below, and type or print name and title.

                                      OR

     If amendment is authorized by the directors pursuant to Section 10.10 and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below, and type or print name and title.

     The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

     Dated_________________________, 19__

     ____________________________________    __________________________________

     ____________________________________    __________________________________

     ____________________________________    __________________________________

     ____________________________________    __________________________________

                            NOTES AND INSTRUCTIONS

NOTE 1: State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2: Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or
        elected.                                                    ((S) 10.10)

NOTE 3. Directors may adopt amendments without shareholder approval in only seven instances, as follows:

        (a) to remove the names and addresses of directors named in the articles of incorporation;

        (b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to (S) 5.10 is also filed;

        (c) to increase, decrease, create or eliminate the par value of the shares of any class, so long as no class or series of shares is adversely affected.

        (d) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;

        (e) to change the corporate name by substituting the word "corporation", "incorporated", "company", "limited", or the abbreviation "corp", "inc.", "co.", or "ltd." for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;

        (f) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with (S) 9.05,

        (g) to restate the articles of incorporation as currently
            amended.                                                ((S) 10.15)

NOTE 4: All amendments not adopted under (S) 10.10 or (S) 10.15 require (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

        Shareholder approval may be (1) by vote at a shareholders' meeting (either annual or special) or (2) by consent, in writing, without a meeting.

        To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least a 2/3 vote within each class is required).

        The articles of incorporation may supersede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than
        a majority within each class when class voting applies.     ((S) 10.20)

NOTE 5: When shareholder approval is by consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the
        amendment.                                         ((S)(S)7.10 & 10.20)

BCA 5.10/5.20 (Rev. Jul. 1984)                                                         File # D 5173-474-2
                                                                                     ----------------------------
                                                 JIM EDGAR                                 This Space For Use By
     Submit in Duplicate                     Secretary of State                              Secretary of State
                                              State of Illinois
Remit payment in Check or Money                                                        Date 6-25-86
Order, payable to "Secretary of
State",                               STATEMENT OF CHANGE OF REGISTERED AGENT          Filing Fee   $5.00
     DO NOT SEND CASH!                                AND/OR
                                                REGISTERED OFFICE                      Clerk
                                                                                     ----------------------------

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation hereby submits the following statement.

1.   The name of the corporation is     DU PAGE DIALYSIS, LTD.
                                    --------------------------------------------

     ___________________________________________________________________________

2.   The State or Country of incorporation is     Illinois
                                              ----------------------------------

3. The name and address of its registered agent and its registered office as they appear on the records of the office of the Secretary of State (Before Change) are:

          Registered Agent    David J. Hochman
                            ----------------------------------------------------
                             First Name           Middle Name         Last Name

          Registered Office   70 W. Madison, Suite 2200
                            ----------------------------------------------------
                             Number     Street    Suite No.(A P.O. Box alone is
                                                            not acceptable)

                              Chicago, IL    60602               Cook
                            ----------------------------------------------------
                             City            Zip Code            County

4. The name and address of its registered agent and its registered office shall be (After All Changes Herein Reported):

          Registered Agent    David J. Hochman
                            ----------------------------------------------------
                             First Name           Middle Name         Last Name

          Registered Office   30 N. LaSalle Street
                            ----------------------------------------------------
                             Number     Street    Suite No.(A P.O. Box alone is
                                                            not acceptable)

                              Chicago, IL    60602               Cook
                            ----------------------------------------------------
                             City            Zip Code            County

5. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

6.   The above change was authorized by: ("X" one box only)

     a.   [_]  By resolution duly adopted by the board of directors.  (Note 5)
     b.   [X]  By action of the registered agent.                     (Note 6)

(IF AUTHORIZED BY THE BOARD OF DIRECTORS, SIGN HERE.  SEE NOTE 5)

     The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated ________________________________, 19____                 ______________________________________________________
                                                                           (Exact Name of Corporation)

attested by __________________________________                 by ___________________________________________________
             (Signature of Secretary or                              (Signature of President or vice president)
              Assistant Secretary)

            __________________________________                 ___________________________________________________
              (Type or Print Name and Title)                               (Type or Print Name and Title)

(IF CHANGE OF REGISTERED OFFICE BY REGISTERED AGENT, SIGN HERE.  SEE NOTE 6)

     The undersigned, under penalties of perjury, affirms that the facts stated herein are true.

Dated     June 6, 1986                                         /s/ David J. Hochman
          ------- ----                                         -------------------------------------------------
                                                                     (Signature of Registered Agent of Record)

                                     NOTES


1. The registered office may, but need not be the same as the principal office of the corporation. However, the registered office and the office address of the registered agent must be the same.

2. The registered office must include a street or road address, a post office box number alone is not acceptable.

3.   A corporation cannot act as its own registered agent.

4. If the registered office is changed from one county to another, then the corporation must file with the recorder of deeds of the new county a certified copy of the artilces of incorporation and a certified copy of the statement of change of registered office. Such certified copies may be obtained ONLY from the Secretary of State.

5. Any change of REGISTERED AGENT must be by resolution adopted by the board of directors. This statement must then be signed by the President (or vice-president) and by the Secretary (or an assistant secretary).

6. The registered agent may report a change of the REGISTERED OFFICE of the corporation for which he or she is registered agent. When the agent reports such a change, this statement must be signed by the registered agent.



                              FORM BCA-6.10/6.20


File No.  D-5173-474-2

================================================================================

                       STATEMENT OF CHANGE OR REGISTERED
                        AGENT AND/OR REGISTERED OFFICE


                                FILING FEE $5.00

Return to:
David J. Hockman, Esq.
Finger, Hochman & Delott, P.C.
30 North LaSalle Street
Chicago, IL  60602



                                  RETURN TO:


                            CORPORATION DEPARTMENT
                              SECRETARY OF STATE
                          SPRINGFIELD, ILLINOIS 62756
                           TELEPHONE 217 - 782-7808

================================================================================

                               STATE OF ILLINOIS
                       Office of the Secretary of State
                   I hereby certify that this is a true and
                      correct copy, consisting of Twelve
                 pages, as taken from the original on file in
                 this office.


                               /s/ George H. Ryan                 EXPEDITED
                                                             SECRETARY OF STATE
[SEAL]                            GEORGE H. RYAN
                                SECRETARY OF STATE                 APR 27 1998

                                                             EXP. FEES     25.00
                                                                      ----------
                             DATED:    APRIL 27, 1998        COPY - CERT.  11.00
                                   ------------------------             --------

                              BY: /s/ James P. Lesley, Jr.
                                 --------------------------